CREATING A GROWTH
                                            ENVIRONMENT

S Y M B O L
F N B F

                                    OUR HISTORY

S Y M B O L
F N B F

Founded in 1910 in the town of Reidsville, NC

Brought in new management in January 1995; assets at $169.2
million

In 1997, initial geographic expansion in Wilmington, NC and
Greensboro, NC

In 1999, acquired $135 million savings bank with offices in
Harrisonburg, VA

      and in Southwest Virginia

Organized an investment subsidiary in 2000 and a mortgage
subsidiary in 2001

Moved corporate headquarters to Greensboro in April 2004

  COMMENTS

        Ernie Sewell – Chief Executive Officer

S Y M B O L
F N B F

          O UR GEOGRAPHIC AREA

S Y M B O L
F N B F

Total Assets:
$979.0 million  - 6/30/05

Market Capitalization:
$119.0 million

17 Offices in
N.C. & Va.

Current FNB Southeast City Locations

Additional Areas of Customer Service

Corporate
Headquarters

  F INANCIAL  HIGHLIGHTS

        Mike Shelton – Chief Financial Officer

S Y M B O L
F N B F

                                  2005 H IGHLIGHTS

                                                (THROUGH JUNE 30th )

S Y M B O L
F N B F

Net Income: (5.2%)

Core Net Income: +8.7% (excluding Richlands gain)

Assets + 24.6%, Deposits +27.1%; Loans +27.1% – Year over year growth

Shareholders’ Equity: +9.8% = Year over year growth

Robust asset growth during first half of 2005 – 26% annualized growth rate

Robust loan growth during first half of 2005 – 30% annualized growth rate

Announced a five-for-four (5:4) stock split of common stock
effective on 5/31/05

Announced additional expansion in existing markets

Expanding infrastructure for future growth

                                           ASSETS

S Y M B O L
F N B F

10 Year CAGR (1995 – 2004):   17.7%

$ in Millions

6.3%*

4.1%*

6.4%*

10.8%*

13.2%*

* Increase year-over-year

                                           LOANS

S Y M B O L
F N B F

10 Year CAGR (1995 – 2004): 23.6%

$ in Millions

* Increase year-over-year

6.9%*

5.3%*

3.2%*

14.1%*

15.1%*

                              BREAKOUT OF L OANS

S Y M B O L
F N B F

Loans by Category

Amount

Percent

Real Estate Secured

$523,901

68.6%

Commercial &

Industrial

$ 91,098

11.9%

Consumer

$ 148,256

19.5%

Total Loans

-6/30/05

$ 763,255

100.0%

                                                                    LOANS BY REGION

S Y M B O L
F N B F

                                           DEPOSITS

S Y M B O L
F N B F

10 Year CAGR (1995 – 2004):   18.5%

$ in Millions

3.0%*

3.1%*

6.1%*

12.8%*

12.0%*

* Increase year-over-year

                                                                 DEPOSITS BY REGION

S Y M B O L
F N B F

                               CREDIT Q UALITY TRENDS

S Y M B O L
F N B F

                                                                     NET INCOME

S Y M B O L
F N B F

*Income minus the sale of Richlands,
Va. branch

$8.3

$ in Millions

$.90
DEPS

$.94
DEPS

$1.04
DEPS

$1.17
DEPS

$.58
DEPS

DEPS = Diluted Earnings Per
Share

                                                                  INTEREST RATE M EASURES

S Y M B O L
F N B F

                                                               PERFORMANCE MEASURES

S Y M B O L
F N B F

Efficiency

Return on
Average
Equity

Return on
Average
Assets

                                                               SHAREHOLDERS’
                                                     E QUITY HIGHLIGHTS

S Y M B O L
F N B F

June 30

2003

2004

2005

Total shareholders’ equity

(in thousands)

$65,750

$70,430

$73,360

Cash dividends per share*

$  0.36

$0.40

$0.22

Dividend yield at year-end/quarter-end

(4th or 2nd quarter annualized)

2.39%

2.46%

2.39%

Tangible book value per share*

$  9.46

$ 10.02

$ 10.37

**In August 2005, the company completed a private placement of $25 million in trust preferred securities.

*Restated  for May 2005

5:4 stock

split

        G REENSBORO  MARKET

          Alan Pike – Regional Executive – Guilford County

S Y M B O L
F N B F

S Y M B O L
F N B F

Why Greensboro is a
Strategic Market for FNB
Southeast

S Y M B O L
F N B F

I.  Strengths of the Market

S Y M B O L
F N B F

Size  and   Growth

S Y M B O L
F N B F

FNBSE Existing Markets
(deposits in ‘000’s)

Current

2005

Market

FNBSE

Total

Growth

Markets

Deposits

Since 2002

Ruffin

10

$

1.0%

Burgaw

124

$

24.7%

Pennington Gap

165

$

-6.8%

Norton

166

$

-0.1%

Madison

166

$

-5.0%

Eden

320

$

2.2%

Reidsville

484

$

-4.8%

Harrisonburg

843

$

10.6%

Rockingham

1,012

$

-2.0%

Wilmington

2,534

$

20.1%

Greensboro

4,797

$

14.9%

S Y M B O L
F N B F

FNB Southeast Markets Ranked by
Growth in Deposits (000’s) from 2002-
2005

Market

Deposits

Greensboro

622.06

Wilmington

424.09

Harrisonburg

80.79

Burgaw

24.70

Eden

6.80

Ruffin

0.10

Norton

(0.17)

Madison

(8.73)

Pennington Gap

(12.03)

Rockingham

(20.64)

Reidsville

(24.40)

Total

1,092.57

S Y M B O L
F N B F

II.  Market Share Changes
for 2002-2005

S Y M B O L
F N B F

Ranking  Deposit  Dollar  Gains
for  2002-2004

# of

% Inc

Branches

$

(Dec)

Wachovia/STB

(5.00)

414

$

53.7%

FNB

3.00

97

12.5%

Oak Ridge

2.00

81

10.5%

Sterling

2.00

76

9.8%

All Others

-

59

7.6%

Carolina

-

45

5.8%

B of A

-

38

4.9%

First Cit

(1.00)

28

3.6%

HPB&T

2.00

26

3.3%

CCB/Suntrust

(2.00)

(2)

0.2%

RBC

(4.00)

(12)

1.5%

BB&T

(0.0)

(79)

(10.2%)

Net

(3.00)

771

$

12.8%

S Y M B O L
F N B F

Where Are We Currently
Located in Guilford County
and Where Are We Going?

Greensboro Growth by
Households & Income

Average

Projected to 2009

Current

No. of New

Existing

No. of

%

No. of

HH

HH x

Locations

HH

Growth

HH

Income

Avg Inc

New Garden

23,505

10.6%

2,492

79,904

$

199,083,213

$

Hicone

4,959

12.7%

630

51,851

32,655,397

Randleman

16,216

9.8%

1,589

48,117

76,465,997

44,680

10.5%

4,710

65,436

$

308,204,607

$

New Location Commitments

Wendover ('06)

16,942

15.2%

2,579

69,942

$

180,380,418

$

North Elm ('07)

19,529

11.8%

2,297

74,268

170,593,596

36,471

13.3%

4,876

71,979

$

350,974,014

$

S Y M B O L
F N B F

The additions of the Wendover
and North Elm financial center
locations will allow us to
enclose the Greensboro
market.

S Y M B O L
F N B F

S Y M B O L
F N B F

CONCLUSION

  Pressley Ridgill – President  FNB Southeast

S Y M B O L
F N B F

                               HARRISONBURG    MATTER

S Y M B O L
F N B F

In late June 2005, discovered improper loans made in violation of bank policies and procedures

Fraud loss of $250,000 recorded in 2nd quarter of 2005

Internal Audit and outside consulting firm conducted expanded investigation of Harrisonburg loan portfolio

Reclassified risk grades of certain loans in accordance with outside consulting firm recommendations

Special provision for credit losses of $900,000 recorded in 3 rd quarter of 2005

Fidelity bond claim filed in 3rd quarter 2005

                                                                   STOCK
                                                     P ERFORMANCE

S Y M B O L
F N B F

                                           PRIORITIES

S Y M B O L
F N B F

Expand investor awareness

Increase market share in existing markets

Improve profit contribution from mortgage and investment
subsidiaries

Maintain high asset quality

Building new management team

Improve overall efficiency

Expand infrastructure for future growth

Reach a billion dollars in total assets

                           FORWARD-LOOKING
                                                            STATEMENTS

S Y M B O L
F N B F

Information in this presentation may contain “forward-looking statements.”
These statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation, the effects of future economic conditions, governmental fiscal and monetary policies, legislative and regulatory changes, the risks of changes in interest rates and the effects of competition. Many of these factors are beyond the control of the company or management. Additional factors that could cause actual results to differ materially are discussed in the Company’s recent filings with the Securities and
Exchange Commission (SEC), including, but not limited to, its Annual Report on
Form 10-K and its other periodic reports. Reports filed with the SEC are available at the SEC’s website (www.sec.gov).  Additional information about the company can be found at FNB’s website ( www.fnbsoutheast.com). FNB cautions the reader not to place undue reliance on these statements. FNB does not undertake any obligation to update any forward looking statement in light of future conditions.

S Y M B O L
F N B F